UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934



                       Date of Report: September 20, 1996


                         COMMISSION FILE NUMBER: 0-19064


                                  NEMDACO, INC.
              ----------------------------------------------------
              Exact name of Registrant as specified in its charter


          Colorado                                      84-1027731
          --------                                      ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)


1801 Avenue of the Stars, 6th Floor, Los Angeles CA           90067
- ---------------------------------------------------        -----------
Address of principal executive offices                       Zip Code

Registrant's telephone number, including area code:  (310) 553-7755

Former name, former address and former fiscal year, if changed since last report: NA

 ITEM 1: NOTICE REGARDING 12b-25 FOR 10-Q FILING FOR FIRST QUARTER PERIOD ENDED APRIL 30, 1996
          -------------------------------------------------------------------

   The Corporation advises that a 12b-25 for 10-Q extension filing request made September 17, 1996 contained incorrect information on the filing agent's form. All * information should be omitted from this 12b-25 filing dated September 17, 1996. The Corporation expects to file its 10-Q filing for the first quarter trading period ended April 30, 1996 within the next ten days.

                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           NEMDACO, INC.
                                           (Registrant)


                                          /S/  GARY LARKIN
                                         ---------------------------------------
                                         By:  Gary Larkin
                                              President


Date:  September 20, 1996